SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2005 (February 22, 2005)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 22, 2005, the Board of Directors of Atlantic American Corporation (the “Corporation”) authorized the Corporation to repurchase up to 500,000 additional shares of its issued and outstanding common stock, $1.00 par value (the “Common Stock”) pursuant to the Corporation’s existing stock repurchase plan. Such repurchase or repurchases may be effected on the Nasdaq National Market or in privately negotiated transactions, as determined by an authorized officer of the Corporation. Such repurchases shall be in accordance with applicable securities laws and other requirements.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

By: /s/ John G. Sample, Jr.
John G. Sample, Jr. Senior Vice President and Chief Financial Officer

            Date:    February 28, 2005